SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 1997 (April 21, 1997)

                       AMERICAN RADIO SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                     0-26102                      04-3196245
 (State or other               (Commission                   (IRS Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)


                              116 Huntington Avenue
                           Boston, Massachusetts 02116
          (Address of principal executive offices, including zip code)




                                 (617) 375-7500
              (Registrant's telephone number, including area code)






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Item 7.  Financial Statements and Exhibits

This report is being filed with respect to the consummation on April 4, 1997 of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 5, 1996, as amended as of September 27, 1996 (the EZ Merger), by and among the American Radio Systems Corporation (the Company), American Merger Corporation and EZ Communications, Inc. (EZ), as described in the Company's Form 8-K dated as of April 17, 1997. No audited financial statements and pro forma financial information is provided herewith as the Company has "previously reported" (as defined by Rule 12b-2) the same information required by Form 8-K
Item 7 (a) financial statements and Item 7 (b) pro forma financial information in its Registration Statement on Form S-4 (333-26085) in the form in which it was declared effective by the Securities and Exchange Commission on May 13, 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 AMERICAN RADIO SYSTEMS CORPORATION
                                 (Registrant)



                                 By: /s/ Justin D. Benincasa
                                      Justin D. Benincasa
                                      Vice President and Corporate Controller


Date: June 12, 1997